Exhibit 99.3

Independent Auditor’s Report

General Partners
St. Joseph Riverboat Partners
St. Joseph, Missouri

We have audited the accompanying balance sheets of St. Joseph Riverboat Partners as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for each of the three years in the period ended December 31, 2004.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of St. Joseph Riverboat Partners as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

St. Joseph, Missouri

February 10, 2005

ST. JOSEPH RIVERBOAT PARTNERS

Balance Sheets

December 31, 2004 and 2003

ASSETS

	2004	2003
CURRENT ASSETS
Cash and cash equivalents	$3,516,897	$2,554,999
Restricted cash and cash equivalents	1,036,891	994,032
Inventories	103,824	89,424
Accounts receivable (less reserve of $14,752 in 2004 and $27,210 in 2003)	260,694	315,984
Accounts receivable - related parties	375,484	398,753
Prepaid expenses	199,841	306,748

Total current assets	5,493,631	4,659,940

PROPERTY AND EQUIPMENT

Property and equipment	23,462,050	22,959,087
Less accumulated depreciation	9,357,290	8,351,411
	14,104,760	14,607,676
Construction in progress	—	17,743

Total property and equipment	14,104,760	14,625,419

INTANGIBLE ASSETS – NET
Goodwill	5,460,595	5,460,595
Loan acquisition costs	—	9,203
Total intangible assets - net	5,460,595	5,469,798

TOTAL ASSETS	$25,058,986	$24,755,157

These financial statements should be read only in connection with the accompanying summary of significant accounting policies
and notes to financial statements.

Liabilities And Partners’ Equity

	2004	2005
CURRENT LIABILITIES
Accounts payable	$371,130	$41,296
Accrued liabilities	1,095,836	1,145,443
Current maturities of long-term debt	—	1,948,651

Total current liabilities	1,466,966	3,135,390

TOTAL LIABILITIES	1,466,966	3,135,390

PARTNERS’ EQUITY	23,592,020	21,619,767

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$25,058,986	$24,755,157

These financial statements should be read only in connection with the accompanying summary of significant accounting policies
and notes to financial statements.

ST. JOSEPH RIVERBOAT PARTNERS

Statements of Operations

Years Ended December 31, 2004, 2003 and 2002

	2004	2003	2002

REVENUE
Gaming	$24,251,553	$24,598,604	$25,787,118
Non-gaming	1,437,576	1,476,189	1,649,145

Total revenues	25,689,129	26,074,793	27,436,263
Less promotional allowances	(465,733)	(478,747)	(537,484)

Net revenues	25,223,396	25,596,046	26,898,779

COST OF SALES	672,823	677,009	734,014

Gross profit	24,550,573	24,919,037	26,164,765

OPERATING EXPENSES
Departmental expenses	15,852,097	15,894,508	16,648,750
General and administrative expenses	2,067,543	1,873,712	1,887,934
(Gain) loss on sale of assets	(212,616)	24,485	45,012
Depreciation and amortization	1,492,279	1,508,173	1,563,244
Loss on impairment of assets	—	—	542,797
Total operating expenses	19,199,303	19,300,878	20,687,737

OPERATING INCOME	5,351,270	5,618,159	5,477,028

OTHER INCOME (EXPENSE)
Interest income	27,963	16,491	31,717
Interest expense	(82,355)	(236,512)	(429,134)
Miscellaneous income	122,062	161,134	269,004

Total other income (expense)	67,670	(58,887)	(128,413)

NET INCOME	$5,418,940	$5,559,272	$5,348,615

These financial statements should be read only in connection with the accompanying summary of significant accounting policies
and notes to financial statements.

ST. JOSEPH RIVERBOAT PARTNERS

Statements of Partners’ Equity

Years Ended December 31, 2004, 2003 and 2002

	2004	2003	2002

BALANCE, BEGINNING OF YEAR	$21,619,767	$19,995,191	$19,366,310

Distributions to partners	(3,446,687)	(3,934,696)	(4,719,734)
Net income	5,418,940	5,559,272	5,348,615

BALANCE, END OF YEAR	$23,592,020	$21,619,767	$19,995,191

These financial statements should be read only in connection with the accompanying summary of significant accounting policies
and notes to financial statements.

ST. JOSEPH RIVERBOAT PARTNERS

Statements of Cash Flows

Years Ended December 31, 2004, 2003 and 2002

	2004	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$5,418,940	$5,559,272	$5,348,615
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,483,076	1,433,319	1,525,840
Amortization	9,203	74,854	37,403
Bad debt expense	5,628	(8,481)	(6,513)
(Gain) loss on sale of assets	(212,616)	24,485	45,012
Professional fees	—	12,164	—
Loss on impairment of assets	—	—	542,797
Changes in operating assets and liabilities:
Inventories	(14,400)	2,673	(22,868)
Accounts receivable	49,662	(94,277)	(154,898)
Accounts receivable - related parties	23,269	(21,417)	(207,349)
Prepaid expenses	106,907	(22,453)	(92,697)
Accounts payable	62,108	(45,118)	37,510
Accrued liabilities	(49,607)	(228,069)	(19,841)

Net cash provided by operating activities	6,882,170	6,686,952	7,033,011

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property and equipment	(867,624)	(483,696)	(615,998)
Proceeds from sale of assets	385,549	10,213	17,046

Net cash used in investing activities	(482,075)	(473,483)	(598,952)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to partners	(3,446,687)	(3,934,696)	(4,719,734)
Repayments of long-term debt	(1,948,651)	(5,957,417)	(1,703,755)
Proceeds from issuance of long-term debt	—	3,500,000	—
Payment of loan acquisition costs	—	(16,262)	—

Net cash used in financing activities	(5,395,338)	(6,408,375)	(6,423,489)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,004,757	(194,906)	10,570

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,549,031	3,743,937	3,733,367

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,553,788	$3,549,031	$3,743,937

Cash paid for interest totaled $82,355, $236,512 and $429,134 for the years ended December 31, 2004, 2003 and 2002, respectively.

These financial statements should be read only in connection with the accompanying summary of significant accounting policies
and notes to financial statements.

ST. JOSEPH RIVERBOAT PARTNERS

Summary of Significant Accounting Policies

December 31, 2004, 2003 and 2002

St. Joseph Riverboat Partners (the Partnership) operating as St. Jo Frontier Casino is organized as a Missouri general partnership to operate a riverboat gaming facility in the St. Joseph, Missouri, area.  The Partnership was formed on September 17, 1993, and was licensed by the Missouri Gaming Commission (M.G.C.) and commenced operations on June 24, 1994.  The Partnership completed construction of a new riverboat in December 1997 that was licensed and commenced operations on May 24, 1998.

USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

CASINO REVENUES

The Partnership’s revenue consists primarily of income from gaming operations.  In accordance with gaming industry practice, the Partnership recognizes as gaming revenue the net wins from gaming activities, which is the difference between gaming wins and losses.  Other sources of revenue include food, beverage and gift shop revenues.

CASH AND CASH EQUIVALENTS

The Partnership considers short-term investments in overnight repurchase agreements as cash equivalents.

ACCOUNTS RECEIVABLE

Accounts receivable consists primarily of convention and banquet receivables and ATM reimbursement receivables and is stated at the receivable amount.  The normal terms are that the amounts are due upon receipt.  No finance charges are assessed.  The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of amounts that will not be collected.  Management establishes the valuation allowance based principally on historical experience.  All accounts or portions thereof deemed to be uncollectible are written off to the allowance for uncollectible accounts.

INVENTORIES

The Partnership’s inventories consist of food, beverages, gift shop merchandise and casino supplies, and are stated at the lower of cost, using the first-in, first-out method, or market value.

INCOME TAXES

Federal and state income taxes are the obligation of the general partners.  Accordingly, no tax liabilities or benefits have been recognized in the accompanying financial statements.

ADVERTISING

The Partnership expenses advertising costs as incurred.

PROPERTY AND EQUIPMENT

Property and equipment, with the exception of land and artwork, are depreciated over the estimated useful life of each asset.  Annual depreciation is computed using both the straight-line and accelerated methods.  The estimated economic useful lives for each property classification are as follows:

Building and improvements	39.5 years
Riverboat, barge, and site improvements	10 to 30 years
Equipment, furniture, and fixtures	3 to 7 years

Renewal, improvements, and betterments are capitalized.  Ordinary maintenance and repairs are charged to expenses as incurred.

This information is an integral part of the accompanying financial statements.

ST. JOSEPH RIVERBOAT PARTNERS

Notes to Financial Statements

December 31, 2004, 2003 and 2002

NOTE 1 - RESTRICTED CASH AND CASH EQUIVALENTS

The Partnership is required, under the M.G.C. regulations, to maintain a balance of cash or short-term investments in amounts at least equal to the Partnership’s previous month’s average daily payout to patrons, multiplied by seven.  Additionally, certain depository accounts are maintained for gaming and admission tax remittal.  As of December 31, 2004 and 2003, the minimum cash balance requirement was $1,036,891 and $994,032, respectively, and is presented as restricted cash and cash equivalents in the accompanying balance sheets.

At December 31, 2004 and 2003, the Partnership had overnight repurchase agreements of $2,630,653 and $1,850,147, respectively, with a financial institution.  These overnight repurchase agreements were collateralized with United States government securities with a market value of $2,630,653 and $1,850,147 at December 31, 2004 and 2003, respectively.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment balances are as follows:

	2004	2003

Land	$557,535	$532,211
Artwork	215,989	215,989
Building and improvements	5,052,427	5,211,486
Riverboat, barge and site improvements	7,954,427	7,923,890
Equipment, furniture and fixtures	9,681,672	9,075,511
	23,462,050	22,959,087
Less accumulated depreciation	9,357,290	8,351,411
	14,104,760	14,607,676
Construction in progress	—	17,743

Property and equipment, net	$14,104,760	$14,625,419

Depreciation expense totaled $1,483,076 and $1,433,319 for 2004 and 2003, respectively.

NOTE 3 - PROMOTIONAL ALLOWANCES

Revenues from casino operations include the retail value of food and beverage, goods, and services provided to customers on a complimentary basis.  Such amounts are then deducted as promotional allowances.  The estimated cost of providing these promotional allowances is as follows:

	2004	2003	2002

Food and beverage	$209,971	$214,528	$226,510
Other	43,410	39,851	51,799

Total	$253,381	$254,379	$278,309

NOTE 4 - INTANGIBLE ASSETS

Goodwill includes payments made to a partner who withdrew from the Partnership in a prior year.  In connection with that withdrawal, the Partnership’s net assets were revalued, using as a measurement base the excess of the fair value of the consideration paid over the underlying net capital account of the withdrawing partner.  Goodwill of $7,706,344 was recognized in connection with this transaction.

An additional partner withdrew from the Partnership during 2000.  In connection with that withdrawal, the Partnership’s net assets were again revalued, using as a measurement base the excess of the fair value of the consideration paid over the underlying net capital account of the withdrawing partner.  Goodwill of $25,618 was recognized in connection with this transaction.

The intangible assets include both goodwill and loan acquisition costs.  The goodwill is considered to have an indefinite life, and accordingly has not been amortized since the Partnership’s adoption of FASB 142 in 2002.  It is tested annually for any impairment of value.  Loan acquisition costs are being amortized over the life of the loan.

Intangible assets and the related accumulated amortization are as follows:

	2004	2003

Goodwill	$7,731,962	$7,731,962
Accumulated amortization	2,271,367	2,271,367
Carry value of goodwill	$5,460,595	$5,460,595

Loan acquisition costs	$16,262	$16,262
Accumulated amortization	16,262	7,059
Carry value of loan acquisition costs	$—	$9,203

Amortization expense for loan acquisition costs totaled $9,203 in 2004 and $74,854 in 2003.

NOTE 5 - PARTNERS’ EQUITY

The respective shares of partnership equity for each partner, at December 31, 2004 and 2003, are as follows:

		2004 Participation Percentage	2003 Participation Percentage

Continental Gaming Co	(a Missouri corporation)	89.88%	89.88%
Mignon Enterprises, Inc.	(a Missouri corporation)	5.06	5.06
Revson Holdings Limited	(a Missouri corporation)	5.06	5.06

Total		100.0%	100.0%

The term of the Partnership ends on December 31, 2043, unless otherwise extended or terminated in accord with certain provisions in the partnership agreement.

NOTE 6 - LONG-TERM DEBT

The outstanding balances under the Partnership’s long-term debt agreements, as of December 31, 2004 and 2003, are as follows:

	2004	2003

Mortgage note payable to Grace Financial, Inc., a related party.	$—	$1,676,405

Mortgage note payable to Mignon Enterprises, Inc., a related party	—	108,155

	2004	2003

Mortgage note payable to Revson Holdings, Inc., a related party.	—	108,155

Mortgage note payable to Commerce Bank.	—	55,936
		1,948,651
Less current maturities	—	1,948,651
Long-term debt	$—	$—

On February 12, 2004, the Partnership paid off the Commerce Bank mortgage note payable in full with proceeds received from the sale of the building to which the note related.

On November 18, 2004, the Partnership paid off the balance of the remaining related party debt.

NOTE 7 - PENSION PLAN

The Partnership provides a defined contribution pension plan (the Plan) to its employees that is qualified under Internal Revenue Code, Section 401(k).  The Plan provides for Partnership contributions annually equal to 25 percent of each eligible participant’s individual contribution of up to 6 percent of compensation.  Employees may make additional contributions to the Plan up to a specified limit.  Plan assets are deposited with a trustee and invested at each employee’s option in one or more investment funds.  Total Partnership expense related to this plan amounted to $26,561, $31,806 and $35,417 for 2004, 2003 and 2002, respectively.

NOTE 8 - ADVERTISING

Advertising expense charged to operations for the years ended December 31, 2004, 2003 and 2002 totaled $490,271, $418,178 and $526,621, respectively.

NOTE 9 - LEASES

The Partnership leases table games and slot machines under operating leases which renew monthly.  Total rental expense for these leases, for the years ended December 31, 2004, 2003 and 2002, was $515,834, $459,006, and $412,690, respectively.

NOTE 10 - OTHER TAXES

The Partnership remits daily to the M.G.C. a gaming tax representing 20 percent of adjusted gross receipts from gaming and an admission tax of $2 per patron per gaming session.  Gaming taxes totaled $4,873,665, $4,913,728 and $5,146,199 and admission taxes totaled $1,755,560, $1,854,238 and $2,028,592, respectively, for the years ended December 31, 2004, 2003 and 2002.

NOTE 11 - RELATED PARTIES

The Partnership entered into miscellaneous transactions with various related parties during 2004 and 2003 including Continental Gaming, Grace Entertainment, Indian Gaming Company of Kansas, Indian Gaming Company, Midwest Transport, Mark Twain Casino, Southern Iowa Gaming Company, Kansas Racing L.L.C., Grace Farms, Grace Construction, Grace Development, Captain Bartlett Inn, Prescott Resort, Grace Inn, W.M. Grace, Viscosity Oil Co., and Artesian Ice and Storage Co.  These are all related parties through common ownership.  Except as described below, total expenses related to transactions with the above related parties were $3,160 and $48,308 in 2004 and 2003, respectively, and total reimbursements received from related parties for amounts paid by St. Jo Frontier Casino were $37,923 and $94,623 in 2004 and 2003, respectively.

The Partnership provides payroll services for Grace Entertainment, Inc. employees and is reimbursed monthly.  Wages paid on behalf of Grace Entertainment totaled $638,005, $639,347 and $586,647 for the years ended December 31, 2004, 2003 and 2002, respectively.  Wages paid for Grace Entertainment employees on behalf of Kansas Racing, were $18,094, $20,466 and $103,354 in 2004, 2003 and 2002, respectively, and wages paid for Grace Entertainment employees on behalf of Indian Gaming Co. of Kansas were $64,038, $54,516 and $68,147 in 2004, 2003, and 2002, respectively.

In addition to the above, the Partnership purchased used slot machines for $59,855 excluding sales tax, from Mark Twain Casino in 2003.

NOTE 12 - COMMITMENTS AND CONTINGENCIES

Lease Agreement

The Partnership executed a lease agreement with the City of St. Joseph, Missouri and the County of Buchanan for support facilities.  Rent payments consist of 2 percent of the annual net gaming proceeds (not less than $120,000) and the lesser of $1.00 per customer entering the gaming facility or 25 percent of the per-customer admission fee, exclusive of admission fees paid to the State of Missouri pursuant to law (not less than $100,000).  The initial term of the lease was five years with options to renew for five successive periods of five years.  The initial term expired June 30, 1999, and has been renewed for an additional five years.  Lease expense under this agreement for the years ended December 31, 2004, 2003 and 2002 was $587,387, $591,774 and $614,843, respectively.

Litigation

The Partnership is a party to a number of lawsuits and claims which it is vigorously defending.  Such matters arise out of the normal course of business and relate to government regulations and other issues.  While the results of litigations cannot be predicted with certainty, management believes, based on advice of Partnership counsel, the final outcome of such litigation will not have a material adverse effect on the financial position and results of operations of the Partnership.

NOTE 13 – CASH FLOW DISCLOSURES

During 2002, the Partnership exchanged certain electronic gaming devices with a book value of $62,018 for a credit memo with a value of $34,000.  A loss of $28,018, which represents the excess of the book value of the equipment given up over the value of the credit memo received, has been charged to operations in 2002.

NOTE 14 - RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the presentation adopted for 2004.  These reclassifications had no effect upon previously reported net income or retained earnings.

NOTE 15 - ACCRUED EXPENSES

Accrued expenses consist of the following:

	2004	2003

Accrued payroll and related costs	$392,019	$326,642
Gaming and admission taxes	141,136	216,693
Players Club liability	353,267	333,707
Other accrued liabilities	209,414	268,401

Total	$1,095,836	$1,145,443

NOTE 16 - SUBSEQUENT EVENTS

On July 20, 2004, the Partnership entered into a definitive agreement with Herbst Gaming, Inc. to sell substantially all of the assets of the Partnership for a cash sales price of approximately $49,502,000.  These assets include the St. Jo Frontier Casino, located in St. Joseph, Missouri, which contains 589 slot machines and 16 table games.  The sale became final on February 1, 2005.

This information is an integral part of the accompanying financial statements.